THE NOTTINGHAM INVESTMENT TRUST II

EARNEST PARTNERS FIXED INCOME TRUST

Prospectus Supplement

January 14, 2011

This Supplement to the Prospectus dated July 29, 2010 for the EARNEST Partners Fixed Income Trust (the “Fund”), a series of The Nottingham Investment Trust II (the “Trust”), updates the Prospectus to include the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Fund’s Prospectus, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803, or by calling the Fund toll-free at the number above.

EARNEST Partners, LLC, the investment advisor to the Fund, has advised the Board of Trustees of the Trust that it will not renew the Expense Limitation Agreement with the Fund at the end of the agreement’s current term on July 31, 2011.  Pursuant to the Expense Limitation Agreement, EARNEST Partners, LLC had agreed to reduce the amount of its investment advisory fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses to not more than 0.40% of the average daily net assets of the Fund (exclusive of interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940).  The Expense Limitation Agreement also provides that the Trust may reimburse any fees waived or expenses assumed by EARNEST Partners, LLC in any of the prior three years to the extent: the Board of Trustees determines that such reimbursement is in the best interest of the Fund and its shareholders, and (a) total assets of the Fund are greater than $20 million, (b) the investment advisory agreement is still in effect, and (c) the Fund’s total annual fund operating expenses are below the limit set by the agreement.  The Trust has determined, and EARNEST Partners, LLC has agreed, that this potential reimbursement amount will not be available regardless of whether the foregoing conditions are ever met.

The Expense Limitation Agreement will remain in place until July 31, 2011 and investors will enjoy the benefit of the agreement until such time.  However, had the Expense Limitation Agreement not been in effect for such time period, the table entitled “Annual Fund Operating Expenses” and the corresponding expense example found under the heading “Fees and Expenses of the Fund” in the “Summary” section of the Prospectus would read as follows:

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Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
	Institutional	Investor
Management Fees	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	1.11%	1.11%
Total Annual Fund Operating Expenses	1.56%	1.81%

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Institutional	$159	$493	$850	$1,856
Investor	$184	$569	$980	$2,127

Investors Should Retain This Supplement for Future Reference

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